IQ-Striquer Fund

(a series of Northern Lights Fund Trust IV)

Supplement dated April 26, 2019 to the Prospectus dated April 1, 2019 and Statement of Additional Information dated April 1, 2019, as amended

The Board of Trustees of Northern Lights Fund Trust IV (the “Board”) authorized an orderly liquidation of the IQ-Striquer Fund (the “Fund”), a series of the Northern Lights Fund Trust IV. The Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders.

The Fund’s investment adviser informed the Board of its view that the Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to the Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended the Fund’s closure and liquidation to the Board.

The Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on May 29, 2019. Effective immediately, the Fund will not accept any purchases and will no longer pursue its stated investment objective. The Fund may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. The Fund will bear the expenses incurred in carrying out its liquidation including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to shareholders, whether or not the liquidation is effected. Shares of the Fund are otherwise not available for purchase.

Prior to May 29, 2019, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 29, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-848-227-4825.

This Supplement and the existing Prospectus dated April 1, 2019 and Statement of Additional Information dated April 1, 2019, as amended, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-848-227-4825.